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                                                                 Exhibit 10.3(7)

                                SECOND AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN
              (As Amended and Restated Effective October 1, 1989)

     A. H. Belo Corporation, a Delaware corporation (the "Company"), pursuant to authority of the Compensation Committee of the Board of Directors, adopts the following amendment to the A. H. Belo Corporation Employee Savings and Investment Plan (the "Plan").

     Appendix A to the Plan ("Participating Employers") is amended by the addition of the following subsidiaries of the Company, effective as of the date indicated:

                         DFW Suburban Newspapers, Inc.
                            (As of January 1, 1997)

     Executed at Dallas, Texas, this 13th day of February, 1997.

                                    A. H. BELO CORPORATION



                                    By /s/Michael J. McCarthy
                                       ----------------------------------
                                       Name:  Michael J. McCarthy

                                       Title: Senior Corporate Vice President/
                                              General Counsel and Secretary